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FINANCIAL
RELATIONS BOARD



                                                   RE: LINDSAY MANUFACTURING CO.
                                                       2707 NORTH 108TH STREET
                                                       SUITE 102
                                                       OMAHA, NEBRASKA 68164
                                                       402-428-2131
FOR FURTHER INFORMATION:

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                                  June 4, 2004

                            LINDSAY MANUFACTURING CO.

             (Exact name of registrant as specified in its charter)

   Delaware                   1-13419                  47-0554096
--------------              -----------               ------------
  (State of                 (Commission              (IRS Employer
Incorporation)              File Number)         Identification Number)


  2707 North 108th Street, Suite 102
          Omaha, Nebraska                                 68164
  ----------------------------------                     --------
(Address of principal executive offices)                (Zip Code)


                            (402) 428-2131
               ---------------------------------------
         (Registrant's telephone number, including area code)

                                 Not applicable
                                 ---------------

          (Former name or former address, if changed since last report)


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FINANCIAL
RELATIONS BOARD



                                                   RE: LINDSAY MANUFACTURING CO.
                                                       2707 NORTH 108TH STREET
                                                       SUITE 102
                                                       OMAHA, NEBRASKA 68164
                                                       402-428-2131

FOR FURTHER INFORMATION:



ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 4, 2004, the Company issued a press release announcing the acquisition of assets and a related business. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release, dated June 4, 2004, issued by the Company.



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
                                                                            news

FINANCIAL
RELATIONS BOARD



                                                   RE: LINDSAY MANUFACTURING CO.
                                                       2707 NORTH 108TH STREET
                                                       SUITE 102
                                                       OMAHA, NEBRASKA 68164
                                                       402-428-2131

FOR FURTHER INFORMATION:



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LINDSAY MANUFACTURING CO.


Dated:  June 4, 2004           By /s/ Bruce C. Karsk
                               ----------------------------------------
                               Bruce C. Karsk, Executive Vice President
                               and Chief Financial Officer











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